Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND INTERIM PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert Reffkin, Chief Executive Officer and Interim Principal Financial Officer of Compass, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.
Date: November 14, 2022

By:	/s/ Robert Reffkin
Robert Reffkin
Chief Executive Officer and Interim Principal Financial Officer
(Principal Executive Officer and Interim Principal Financial Officer)